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Exhibit 99.1

Case 8:07-cv-01952-VMC-EAJ   Document 164    Filed 04/28/10   Page 1 of 9

UNITED STATES DISTRICT COURT

MIDDLE DISTRICT OF FLORIDA

TAMPA DIVISION

LEE P. ROSKY, derivatively, on behalf of WELLCARE HEALTH PLANS, INC., Plaintiff, -v- TODD S. FARHA, et al., Defendants, -and- WELLCARE HEALTH PLANS, INC., Nominal Defendant.	No. 8:07-cv-1952-VMC-MAP (Consolidated)

ORDER PRELIMINARILY APPROVING PARTIAL SETTLEMENT AND
PROVIDING FOR NOTICE

This cause comes before the Court for consideration of the Stipulation of Partial Settlement (Doc. # 160) and Plaintiffs’ Motion for Preliminary Approval of Partial Settlement (Doc. # 161). Defendants Farha, Behrens and Bereday filed a Response to the Proposed Partial Settlement (Doc. # 162).
WHEREAS, certain of the parties to the above-captioned action (the “Action”) have made application, pursuant to Federal Rule of Civil Procedure 23.1, for an order (i) preliminarily approving the proposed partial settlement (the “Settlement”) of the Action, in accordance with a Stipulation of Partial Settlement dated March 3, 2010 (Doc. # 160, the “Stipulation”), which, together with the Exhibits annexed thereto, sets forth the terms and conditions for a proposed Settlement and partial dismissal of the Action on the merits and with prejudice, upon the terms and conditions set forth therein; and (ii) approving for dissemination the Notice of Proposed Partial Settlement of Derivative Actions, Hearing Thereon, and Right to Appear (the “Notice”); and

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WHEREAS, all capitalized terms contained herein shall have the same meanings as set forth in the Stipulation (in addition to those capitalized terms defined herein); and

WHEREAS, the Court, having considered the Stipulation and the Exhibits annexed thereto:

NOW THEREFORE, IT IS HEREBY ORDERED:

1.   Plaintiffs’ Motion for Preliminary Approval of Partial Settlement (Doc. # 161) is GRANTED. The Court does hereby preliminarily approve, subject to further consideration at the Settlement Hearing described below, the Stipulation and the Settlement set forth therein, including the terms and conditions for partial settlement and dismissal with prejudice of part of the Action.
2.   A hearing (the “Settlement Hearing”) shall be held before this Court on July 7, 2010, at 9:30 a.m., at the United States District Court, Middle District of Florida, Sam M. Gibbons United States Courthouse, Courtroom 14B, 801 North Florida Avenue, Tampa, Florida 33602 to determine whether the Settlement on the terms and conditions provided for in the Stipulation is fair, reasonable and adequate and in the best interests of WellCare and Current WellCare Shareholders and should be approved by the Court; whether a Judgment as provided in Exhibit A of the Stipulation should be entered herein dismissing the claims in the Complaint against the Independent Director Defendants on the merits and with prejudice and realigning WellCare Health Plans, Inc. as Plaintiff; and whether the Fee Award should be approved.

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3.   The Court approves, as to form, substance and method, the Notice annexed as Exhibit 1 hereto, and finds that the dissemination of the Notice substantially in the manner and form set forth in this Order, meets the requirements of Federal Rule of Civil Procedure 23.1 and due process, and shall constitute due and sufficient notice to all Current WellCare Shareholders.

4.   Not later than seven (7) days following entry of this Order, WellCare shall:

(a) mail a copy of the Notice substantially in the form attached as Exhibit 1 hereto by first class U. S. Mail to all record holders of shares of WellCare who owned such shares as of the date of the signing of the Stipulation;

(b) cause to be published once in the national edition of Investor’s Business Daily a Summary Notice substantially in the form attached as Exhibit 2 hereto. Such advertisement shall be of a size of not less than one-eighth page;

(c) place on its corporate website prior to the publication of the Notice referred to above a Notice substantially in the form attached as Exhibit 1 hereto; and concurrently place thereupon the Stipulation of the Action and all exhibits thereto, along with the most recent operative complaint in the Action;

(d) file the Stipulation and the Notice substantially in the form attached as Exhibit 1 hereto as part of a Form 8-K with the Securities and Exchange Commission; and

(e) bear all expenses of providing the foregoing means of notifying WellCare Shareholders of the Settlement.

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5.   At least seven (7) days before the Settlement Hearing, WellCare’s counsel shall serve on counsel for Plaintiffs and file with the Court proof, by affidavit or declaration, of providing such notice.
6.   Pending final determination of whether the Settlement should be approved, no Current WellCare Shareholders, acting or purporting to act on behalf of WellCare, shall commence or prosecute against any of the Independent Director Defendants, any action or proceeding in any court or tribunal asserting any of the Released Claims.
7.   All papers in support of the Settlement and the award of attorney’s fees and expenses shall be filed with the Court and served at least twenty-one (21) days before the Settlement Hearing and any reply briefs will be filed by Plaintiffs’ Counsel seven (7) calendar days before the Settlement Hearing.
8.   Any Current WellCare Shareholder may appear and show cause, if he, she or it has any reason, why the Settlement should not be approved as fair, reasonable and adequate, or why a Judgment should not be entered thereon, or why the Fee Award should not be approved; provided, however, unless otherwise ordered by the Court, no Current WellCare Shareholder shall be heard or entitled to contest the approval of the terms and conditions of the Settlement, or, if approved, the Judgment to be entered thereon approving the same, or the Fee Award unless that Person has, at least fourteen (14) days prior to the Settlement Hearing, filed with the Clerk of the Court and served on the following counsel (delivered by hand or sent by first class mail) appropriate proof of stock ownership, along with written objections, including the basis therefore, and copies of any papers and briefs in support thereof:

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             Geoffrey R. Garinther, Esq.
             VENABLE LLP
             575 7th Street, NW
             Washington, DC 20004

             James A. Dunbar, Esq.
             Daniel P. Moylan, Esq.
             VENABLE LLP
             210 West Pennsylvania Avenue,
             Suite 500 Towson,
             Maryland 21204

             Lansing C. Scriven, Esq.
             LANSING C. SCRIVEN, P.A.
             442 W. Kennedy Blvd., Suite 280
             Tampa, Florida 33606

             Counsel for the Special Litigation Committee
             of the Board of Directors of Nominal Defendant
             WellCare Health Plans, Inc.

             Maya Saxena
             Joseph E. White, III
             Christopher S. Jones
             SAXENA WHITE P.A.
             2424 North Federal Highway, Suite 257
             Boca Raton, Florida 33431

             Emily C. Komlossy
             FARUQI & FARUQI, LLP
             3595 Sheridan Street, Suite #206 Hollywood, Florida 33021

             James S. Notis
             GARDY & NOTIS, LLP
             440 Sylvan Avenue, Suite 110
             Englewood Cliffs, New Jersey 07632

             Co-Lead Counsel for Plaintiffs

             Chris A. Barker
             BARKER, RODEMS & COOK, P.A.
             400 North Ashley Drive, Suite 2100
             Tampa, Florida 33602

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             Jonathan L. Alpert
             LAW OFFICES OF JONATHAN ALPERT
             5920 River Terrace
             Tampa, Florida 33604

             Patrick B. Calcutt
             CALCUTT & CALCUTT, P.A.
             165 5th Ave. N.E.
             St. Petersburg, Florida 33701

             Co-Liaison Counsel for Plaintiffs

             Ronald S. Holliday
             S. Douglas Knox
             DLA PIPER
             100 North Tampa St.,
             Suite 2220
             Tampa, Florida 33602

             George Mernick, III
             HOGAN & HARTSON
             555 Thirteenth Street NW
             Washington DC 20004-1109

             Counsel for Nominal Defendant WellCare
                                                         Health Plans, Inc.

             Katherine Earle Yanes
             James E. Felman
             KYNES, MARMAN & FELMAN, PA
             100 S. Ashley Dr., Ste 1300
             Tampa, Florida 33601

             J. Bradley Bennett
             Emma E. Kuntz
             BAKER BOTTS LLP
             1229 Pennsylvania Avenue, N.W.
             Washington, DC 20004

             Counsel for Defendants D. Robert Graham,
             Regina Herzlinger, Kevin Hickey, Alif
             Hourani, Ruben Jose King-Shaw, Jr.,
             Christian Michalik and Neal Moskowski

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             Lauren L. Valiente
             FOLEY & LARDNER LLP
             100 North Tampa St., Ste. 2700
             Tampa, Florida 33602

             Nancy J. Sennett
             Michael P. Matthews
             FOLEY & LARDNER LLP
             777 E. Wisconsin Ave.
             Milwaukee, Wisconsin 53202

             Counsel for Defendant Paul L. Behrens

             Thomas C. Newkirk
             Michael K. Lowman
             JENNER & BLOCK LLP
             1099 New York Avenue, N.W.
             Washington, DC 20001

             Douglas J. Titus, Jr.
             GEORGE & TITUS, PA
             100 S. Ashley Dr., Ste. 1290
             Tampa, Florida 22602

             Howard S. Suskin
             JENNER & BLOCK LLP
             353 North Clark Street
             Chicago, Illinois 60654-3456

             Counsel for Defendant Todd S. Farha

             Keith E. Eggleton
             Dale R. Bish
             Pamela E. Glazner
             WILSON SONSINI GOODRICH & ROSATI,
             Professional Corporation
             650 Page Mill Road
             Palo Alto, California 94304-1050

             Counsel for Defendant Thaddeus Bereday

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The written objections and copies of any papers and briefs in support thereof to be filed in Court shall be delivered by hand or sent by first class mail to:

                Clerk of the Court
UNITED STATES DISTRICT COURT
Middle District of Florida
801 North Florida Avenue
Tampa, FL 33602

Every objection must contain: (1) the objector’s name, address and phone number; (2) the number of shares of WellCare common shares owned by the objector; (3) the date(s) of purchase(s) of such shares; (4) a detailed statement of the basis of the objection; (5) any supporting papers, including all documents and writings that the objector desires the Court to consider; (6) the names of any witnesses the objector plans to call to testify at the Settlement Hearing and the topics of the witness(es)’ likely testimony; (7) an identification of any case, by name, court and docket number, in which the objector, and his attorney, if any, has objected to a settlement in the last three years; (8) a representation regarding whether the objector intends to appear at the Settlement Hearing; and (9) the style of this action, i.e., Rosky v. Farha, 8:07-cv-1952-T-33EAJ. Any Current WellCare Shareholder who does not make his, her or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness or adequacy of the Settlement as incorporated in the Stipulation and to the Fee Award, unless otherwise ordered by the Court, but shall otherwise be bound by the Judgment to be entered and the releases to be given.

9.           Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way by the Settling Parties or any other Person as a presumption, a concession or an admission of, or evidence of, any jurisdictional issue, fault, wrongdoing or liability of the Independent Director Defendants or of the validity of any Released Claims; or (b) is intended by the Settling Parties to be offered or received as evidence or used by any other person in any other actions or proceedings, whether civil, criminal or administrative. Released Persons may file the Stipulation and/or a Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

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10.         The Court reserves the right to adjourn the date of the Settlement Hearing or modify any other dates set forth herein without further notice to the Current WellCare Shareholders, and retains jurisdiction to consider all further applications arising out of or connected with the Settlement. The Court may approve the Settlement, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to the Current WellCare Shareholders.

DONE and ORDERED in Chambers in Tampa, Florida, this 28th day of April, 2010.

/s/ Viginia M. Hernandez Covington
VIRGINIA M. HERNANDEZ COVINGTON UNITED STATES DISTRICT JUDGE

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